Investor Presentation March 2026 Exhibit 99.2

Legal Disclaimers Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, are forward-looking statements, including but not limited to statements regarding: our expectations regarding our clinical development and regulatory plans; our belief that DURAVYU™ is on track to be the first-to-market of the current investigational sustained release treatments for wet AMD and DME; our belief that DURAVYU is the only TKI in development for DME; our belief that DURAVYU is uniquely positioned to potentially address both VEGF-mediated vascular leakage and IL-6 mediated inflammatory drivers of DME as a sustained delivery therapy; our belief that DURAVYU’s potential real-world application in multiple retinal disease indications and de-risked trial designs position DURAVYU for clinical and commercial success; our expectations regarding timing for commencement of DME clinical trial enrollment and the timing of the availability and release of wet AMD and DME clinical data; our expected cash runway; our belief that DURAVYU has the potential to maintain a majority of patients with active disease with no supplemental anti-VEGF therapy for six months or longer; our expectations regarding our manufacturing capabilities; and our expectations regarding the timing and clinical development of our other product candidates, including EYP-2301. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, these risks and uncertainties include the timing, progress and results of the company’s clinical development activities, including DURAVYU; uncertainties and delays relating to communications with the U.S. Food and Drug Administration and the ability to obtain regulatory approval from FDA for the commercialization of DURAVYU; unanticipated costs and expenses; the Company’s cash and cash equivalents may not be sufficient to support its operating plan for as long as anticipated; the risk that results of clinical trials may not be predictive of future results, and interim and preliminary data are subject to further analysis and may change as more data becomes available; unexpected safety or efficacy data observed during clinical trials; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways for approval of the Company’s product candidates; changes in the regulatory environment; disruptions at the FDA, including due to a reduction in the FDA’s workforce and/or inadequate funding for the FDA; the impact of the government shutdown on our business operations; changes in U.S. and international trade policies; changes in expected or existing competition; the success of current and future license agreements; our dependence on contract research organizations, and other outside vendors and service providers; product liability; the impact of general business and economic conditions; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; delays, interruptions or failures in the manufacture and supply of our product candidates; the availability of and the need for additional financing; our ability to obtain additional funding to support our clinical development programs; uncertainties regarding the timing and results of the August 2022 subpoena from the U.S. Attorney’s Office for the District of Massachusetts; uncertainties regarding the FDA warning letter pertaining to our Watertown, MA manufacturing facility; and other factors described in our filings with the Securities and Exchange Commission (SEC). More detailed information on these and additional factors that could affect our actual results are described in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as revised or supplemented by our Quarterly Reports on Form 10-Q and other documents filed with the SEC. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. EyePoint undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

A Leader in Sustained Release Drug Delivery for Retinal Disease

DURAVYU™ Phase 3 trials in wet AMD fully enrolled - topline data anticipated in mid-2026

Commercial manufacturing scale-up underway in state-of-art MA, USA facility

DURAVYU™ Phase 3 DME trials COMO and CAPRI **dosed first patients in Q1 2026**, with full enrollment anticipated in 2H 2026

Veteran leadership team with 3+ decades of expertise across clinical drug development, commercialization and manufacturing

Robust efficacy and safety data for 190+ patients across four Phase 1 & 2 trials, with consistent safety in ongoing Phase 3 trials[1]

~$300M[2] in cash and investments supports runway into Q4 2027

DURAVYU™ has been conditionally accepted by the FDA as the proprietary name for DURAVYU. DURAVYU is an investigational product; it has not been approved by the FDA.
FDA approval and the timeline for potential approval is uncertain. These data are preliminary. Conclusive evidence of efficacy and safety of DURAVYU will require further investigation in well-controlled Phase 3 clinical trials.

1. Data for ongoing Phase 3 trials remains masked. 2. As of December 31, 2025. Unaudited estimate.
AMD, age-related macular degeneration; DME, diabetic macular edema; IVT, intravitreal

© 2026 EyePoint. All Rights Reserved.

EYEPOINT

3

DURAVYU™ in Phase 3 Trials For the Two Largest Retinal Disease Markets AMD, wet age-related macular degeneration; DME, diabetic macular edema; PK, pharmacokinetics Durasert E™ Programs Indication Discovery Pre-Clin Phase 1 Phase 2 Phase 3 Anticipated Milestone DURAVYU™ (vorolanib intravitreal insert f/k/a EYP-1901) Wet AMD DME EYP-2301 (razuprotafib intravitreal insert) (sustained release TIE-2 agonist) Retinal diseases LUGANO topline data in mid-2026 Enrollment complete in 2H 2026 Tox and PK data in 2026 LUGANO and LUCIA fully enrolled COMO and CAPRI pivotal trials underway Wet AMD and DME represent a combined $15B+ global market opportunity and >80% of the total branded retinal market

Products Addressing Unmet Needs in Retinal Disease Capture Meaningful Market Share in $15B Anti-VEGF Market

Total Global Branded Anti-VEGF Sales[1]



$0.6B
$2.6B
$4.3B
$9.2B
$9.6B
$9.4B
$9.5B
$3.6B
$3.0B
$2.0B
$1.2B
2021
2022
2023
2024
LUCENTIS
EYLEA (incl. HD)
VABYSMO

Modest improvements in **durability** and **disease control** are **rewarded by the market**

LUCENTIS RANIBIZUMAB INJECTION	EYLEA (aflibercept) Injection	VABYSMO faricimab-svoa injection 6 mg
~30 days[2] Durability	**~44 days[3]** Durability	**~57 days[3]** Durability
$1.8B Year 3 Sales	**$3.3B** Year 3 Sales	**$4.3B** Year 3 Sales

1. Publicly reported sales; 2. Lucentis package insert; 3. Khanani et. al, The Real-World Efficacy and Safety of Faricimab in Neovascular Age Related Macular Degeneration: TRUCKEE Study – 2 Year Results
VEGF, vascular endothelial growth factor.

EyePoint

© 2026 EyePoint. All Rights Reserved.

5

Longer Duration AND New MOA are Key Unmet Needs in Retinal Disease in 2026

THE UNMET NEEDS

1 Effective, durable disease control

Many patients still lose vision despite available therapies

- Real-world patients receive fewer injections than in clinical trials or per label, with worse long-term vision outcomes[1,2]

2 Suppression of inflammation via IL-6

VEGF suppression is not the entire story

- Elevated levels of inflammatory cytokines associated with worse vision outcomes[3]

THE SOLUTION

DURAVYU



Provides sustained drug release for ≥6 months with vorolanib, a multi-MOA TKI

Insert not drawn to scale, for illustrative purposes only. 1. Kuo BL et al. *Ophthalmol Retina.* 2024;8:1074–1082. 2. Wykoff CC et al. Ophthalmol Sci. 2024;4(2):100421. 3. Sepah YJ et al. *Eye.* 2024;38:1755–1761.
MOA, mechanism of action; IL-6, interleukin 6; VEGF, vascular endothelial growth factor; TKI, tyrosine kinase inhibitor.

© 2026 EyePoint. All Rights Reserved.

EyePoint 6

Vorolanib Features a Novel Multi-MOA, Addressing Both Vascular Leakage and Inflammation

VEGFRs and PDGFR play a prominent role in angiogenesis

- Vorolanib works at the receptor level to block signaling from all VEGF isoforms as well as PDGF

IL-6 signaling is pro-inflammatory, and promotes vascular leakage and neovascularization

- Vorolanib inhibits IL-6 signaling by targeting the JAK kinases particularly JAK-1



Endothelial Cell
EXTRACELLULAR
Ligand Blocker
VEGF-B
PLGF
VEGF-A
VEGF-C
VEGF-D
IL-6
Pericyte
PDGF
VEGFR-1
VEGFR-2
VEGFR-3
IL-6R
PDGFR
JAK1
JAK1
VOROLANIB
INTRACELLULAR
ANGIOGENESIS
INFLAMMATION
PROLIFERATION + MOTILITY

Data on file. Bakri SJ, et al. *PLoS One*. 2024;19(6):e0304782.
IL-6 (R), interleukin 6 (receptor); JAK, janus kinase; MOA, mechanism of action; PDGF(R), platelet-derived growth factor (receptor); PLGF, placental growth factor; TKI, tyrosine kinase inhibitor; VEGF(R), vascular endothelial growth factor (receptor).

© 2026 EyePoint. All Rights Reserved.

EyePoint

7

Durasert E™: The Next Generation in Sustained-Release Intravitreal Drug Delivery

Over 3 decades of innovation in sustained-release drug delivery

Technology with proven safety in thousands of eyes across 4 FDA-approved products

Vitrasert®
(ganciclovir IVT)[1,a]

Retisert®
(fluocinolone acetonide)[2]

ILUVIEN®
(fluocinolone acetonide)[3]

YUTIQ®
(fluocinolone acetonide)[4]

DURAVYU
(vorolanib IVT insert)

Phase 1 **DAVIO**[5]
Phase 2 **DAVIO 2** and **PAVIA** trials

Low payload
(up to 1030 µg/insert)

DURAVYU™
(vorolanib IVT insert; f/k/a EYP-1901)

Phase 2 VERONA,
Phase 3 LUGANO/LUCIA and
Phase 3 COMO/CAPRI trials

Higher payload (94% drug)
(1343 µg/insert)

NONERODIBLE | Durasert®

BIOERODIBLE | Durasert E

Insert not drawn to scale, for illustrative purposes only. a Vitrasert now discontinued. 1. Wykoff CC, et al. J Vitreoretin Dis. 2024;8(5):577–86. 2. Bausch and Lomb (2025). RETISERT (fluocinolone acetonide intravitreal implant). [Available at: Prescribing Information - RETISERT]. 3. Alimera Sciences (2016). ILUVIEN® (fluocinolone acetonide intravitreal implant). [Available at: Prescribing Information – ILUVIEN]. 4. Alimera Sciences (2023). YUTIQ® (fluocinolone acetonide intravitreal implant). [Available at: Prescribing Information - YUTIQ]. 5. Patel S, et al. Ophthalmol Sci. 2024;4(5):100527.
IVT, intravitreal; ClinicalTrials.gov identifiers: DAVIO NCT04747197; DAVIO 2 NCT05381948; PAVIA NCT05383209; VERONA NCT06099184; LUGANO NCT06668064; LUCIA NCT06683742.

© 2026 EyePoint. All Rights Reserved.

EYEPOINT

8

DURAVYU™ (vorolanib in bioerodible Durasert E™): Best-in-Class TKI for Retinal Disease

DURAVYU™
Bioerodible Insert



Each IVT insert is:

94% drug / 6% matrix
1/5000th of vitreous volume
No PEG/PLGA

- **Novel**
  Multi-MOA: Inhibition of VEGF receptors, PDGF and pro-inflammatory IL-6–mediated signaling
- **Immediate**
  Therapeutic levels of vorolanib reached within hours[1,a]
- **Sustained**
  Consistent daily dosing with target inhibition for ≥6 months
- **Controlled**
  Full elution of vorolanib before matrix bioerosion; no free-floating drug particles
- **Convenient**
  No cold storage required; pre-loaded IVT syringe injector

Insert not drawn to scale, for illustrative purposes only.
a. Data from preclinical studies. Following a single DURAVYU 900 μg dose in Dutch-Belted rabbits, vorolanib reached concentrations exceeding IC50 in the choroid and retina within hours of administration. 1. Wykoff CC, et al. J Vitreoretin Dis. 2024;8(5):577–86.
TKI, tyrosine kinase inhibitor; MOA, mechanism of action; VEGF, vascular endothelial growth factor; PDGF, platelet-derived growth factor; IL-6, interleukin 6; IVT, intravitreal; PEG, polyethylene glycol; PLGA, polylactic-co-glycolic acid.

EyePoint
© 2026 EyePoint. All Rights Reserved.

9

Among All Sustained Delivery Programs in Retinal Disease, **Only DURAVYU Brings a Novel Multi-MOA *with* 6-month Durability**

	DURAVYU[1]	OTX-TKI[2]	ABBV-RGX-314[3]	ADVM-022[4]	4D-150[5]	Tarcocimab tedromer[6]	KSI-501[6]	Port delivery system (ranibizumab[7])
VEGF Inhibition	✓	✓	✓	✓	✓	✓	✓	✓
IL-6 Inhibition	✓	x	x	x	x	x	✓	x
PDGF Inhibition	✓	✓	x	x	x	x	x	x
≥6 Month Durability	✓	✓	✓	✓	✓	✓	x	✓
Re-dosing*	✓	?	x	x	x	✓	✓	✓
Office Administration	✓	✓	x	✓	✓	✓	✓	x

*Based on Phase 3 trial design and potential label upon approval

1. EyePoint Corporate Presentation October 2025 [Available online]. Accessed December 11, 2025. **2.** Ocular Therapeutix Investor Day Presentation September 2025. [Available online]. Accessed December 11, 2025. **3.** RegenXbio Corporate Presentation September 2025. [Available online]. Accessed September 29, 2025. **4.** Adverum Corporate Presentation August 2025 [Available online]. Accessed September 29, 2025. **5.** 4DMT Corporate Presentation November 2025. [Available online]. Accessed December 11, 2025. **6.** Kodiak Corporate Presentation November 2025. [Available online]. Accessed December 11, 2025. **7.** Regillo C et al. *Ophthalmology.* 2023;130:735-747.

MOA, mechanism of action; VEGF, vascular endothelial growth factor; IL-6, interleukin-6; PDGF, platelet-derived growth factor.

© 2026 EyePoint. All Rights Reserved.

EYEPOINT

10

DURAVYU Has Demonstrated Robust Efficacy Outcomes and a Positive Safety Profile Across Multiple Indications

Strong safety profile in >190 patients to date across four clinical trials, with no DURAVYU related ocular or systemic SAEs

17 patients received DURAVYU	**DAVIO** **Phase 1** **Wet AMD**	• Stable vision and OCT with 74% reduction in treatment burden
102 patients received DURAVYU	**DAVIO 2** **Phase 2** **Wet AMD**	• Stable vision & strong anatomical control with >80% reduction in treatment burden
51 patients received DURAVYU	**PAVIA** **Phase 2** **NPDR**	• Prevented worsening of disease severity
21 patients received DURAVYU	**VERONA** **Phase 2** **DME**	• Rapid & sustained improvements in vision and anatomical control with fewer injections

Based on interim Phase 3 LUGANO/LUCIA masked safety data, the observed **safety profile is consistent** with previous DURAVYU clinical trials

(no safety signals observed)[1]

1. EyePoint. Press release November 19, 2025: EyePoint Announces Positive Recommendation from Independent Data Safety Monitoring Committee for Pivotal Phase 3 Trials for DURAVYU™ in Wet Age-Related Macular Degeneration [Available online]. ClinicalTrials.gov identifiers: DAVIO NCT04747197; DAVIO 2 NCT05381948; PAVIA NCT05383209; VERONA NCT06099184. Data on file.
SAE, severe adverse event; AMD, age-related macular degeneration; OCT, optical coherence tomography; NPDR, non proliferative diabetic retinopathy; DME, diabetic macular edema

EYEPOINT

© 2026 EyePoint. All Rights Reserved.

11

DURAVYU for Wet AMD POSITIONED TO BE FIRST TO MARKET AMONG ALL INVESTIGATIONAL Sustained Delivery Therapies WITH A BEST-IN-CLASS Profile

LUGANO and LUCIA: Clinically Rigorous, De-risked Phase 3 Wet AMD Program Following Established Non-Inferiority Regulatory Path

Key Elements of Phase 3 Trial Design:

- Informed by the **Phase 1 'DAVIO'** and **large Phase 2 'DAVIO 2'** trials
- **Developed in alignment** with the FDA and EMA
- **Patient-centric design;** all patients receive active treatment with goal of **maintaining or improving vision**
- Key secondary endpoint evaluating **statistical superiority** in **reduction in treatment burden** vs. on-label aflibercept
- **Only pivotal program evaluating 6-month redosing** of sustained release TKI

LUGANO & LUCIA

Both trials fully enrolled at industry-leading pace

Topline 56-week data expected for LUGANO mid-2026; LUCIA anticipated shortly after

1. EyePoint. Press release November 19, 2025: EyePoint Completes Enrollment of Pivotal Phase 3 Trials for DURAVYU™ in Wet Age-Related Macular Degeneration [Available online].
Clinical trial identifiers: LUGANO NCT06668064; LUCIA NCT06683742. Data on file.
AMD, age-related macular degeneration; TKI, tyrosine kinase inhibitor

© 2026 EyePoint. All Rights Reserved.

EYEPOINT

13

Phase 3 Pivotal Trials in Wet AMD: Trial Design Following an Established Non-Inferiority Regulatory Pathway

LUGANO
&
LUCIA

Pivotal Phase 3 Trials of Repeat-Dose DURAVYU vs On-Label Aflibercept


Primary endpoint
Blend W52 & W56
~400 patients per trial
DURAVYU dosing
DURAVYU dosing
DURAVYU dosing
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36
W40
W44
W48
W52
W56
W60 to W76
W80
W84 to W92
W96 EOS
DURAVYU 2.7 mg
Aflibercept 2 mg q8W
R 1:1
Supplemental aflibercept per prespecified criteria (all arms)
DURAVYU dosing + aflibercept
Aflibercept + sham injection for masking
DURAVYU dosing
Sham injection for masking
Scheduled aflibercept
Scheduled visit
Continued sham or aflibercept q8W

Primary endpoint	Difference in mean change in BCVA from Day 1 to W52 and W56 (blended) vs aflibercept control
Secondary endpoints	• Safety • Reduction in treatment burden (superiority vs on-label aflibercept) • Percent of eyes supplement-free • Anatomical stability

DURAVYU dosing consists of 2 inserts delivered in a single injection.
AMD, age-related macular degeneration; BCVA, best-corrected visual acuity; D, day; W, week; EOS, end-of-study; q6M, every 6 months; q8W, every 8 weeks; R, randomization; SD-OCT, spectral domain optical coherence tomography;

© 2026 EyePoint. All Rights Reserved.

EYEPOINT

14

DURAVYU Phase 3 Trials in Wet AMD Supported by DAVIO 2 Results: All Primary and Secondary Endpoints Were Achieved

DAVIO 2 Endpoints in Wet AMD*	2mg	3mg
☑ **Primary**: Statistically significant non-inferior change in BCVA vs. aflibercept	- 0.3 letters	- 0.4 letters
☑ **Secondary:** Change in BCVA vs. baseline	+1.0 letters	+0.9 letters
☑ **Secondary:** Reduction in treatment burden vs. 6 mos. prior	89%	85%
☑ **Secondary:** Reduction in treatment burden vs. aflibercept	82%	76%
☑ **Secondary:** Supplement-free up to 6 months	63% 88% of eyes had 0 or 1 supplemental injections	63% 83% of eyes had 0 or 1 supplemental injections
☑ **Secondary:** Anatomical control vs. aflibercept	+12.4um	+5.2um
☑ **Secondary:** Favorable safety profile	No DURAVYU-related SAEs	

*DAVIO 2 population entered trial requiring more frequent annual injections (10) than the average US wet AMD patient (6)[1]

Note: 6 month timing is post-DURAVYU dosing (8 months of data)

1. NIH Current and Upcoming Anti-VEGF Therapies and Dosing Strategies for the treatment of neovascular AMD: a comparative review, Saira Khanna et al, Dec. 2019.

AMD, age-related macular degeneration; BCVA, best-corrected visual acuity; SAE, severe adverse event

EYEPOINT

© 2026 EyePoint. All Rights Reserved.

15

DURAVYU in Wet AMD: Subgroup analysis of DAVIO 2 patients eligible for Phase 3 demonstrates favorable outcomes adding confidence to the Phase 3 plan Data on file. Data includes patients in DAVIO 2 with baseline BCVA of 35-78 letters. BCVA, best-corrected visual acuity; CST, central subfield thickness; ETDRS, Early Treatment of Diabetic Retinopathy Study +1.4 +2.8 +8.9 um +0.8 um BCVA Change from Baseline, Phase 3 Eligible Patients CST Change from Baseline, Phase 3 Eligible Patients +1.7 +18.0 um DAVIO 2 Total Pt. Population DAVIO 2 Total Pt. Population 2mg: +17.8 um 3mg: +10.6 um 2mg: +1.0 3mg: +0.9

Data on file. Percentage of Supplemental Treatment Up To Week 32 Patients who met supplemental treatment criteria or received supplemental treatment, % Received/criteria met in DAVIO 2 Adjusted to Phase 3 criteria Outcomes from this analysis builds confidence in Phase 3 Pivotal program DURAVYU in Wet AMD: Significantly lower supplemental injection rate in DAVIO 2 when applying stricter Phase 3 supplement criteria

New Commercial Manufacturing Facility to Support DURAVYU Through Potential NDA Approval and Commercial Launch NDA, New Drug Application; FDA, Federal Drug Administration; EMA, European Medicines Agency USA based in Northbridge, MA Built to US FDA and EU EMA standards DURAVYU registration batches underway to support anticipated NDA filing Built to EYPT specifications by landlord preserving upfront cash investment 41,000sf dedicated facility

DURAVYU for DME Only TKI in Development FOR DME with Phase 3 program underway

First Patients Dosed in COMO and CAPRI: Phase 3 DME Program Designed to Enable Global Regulatory and Commercial Success Global, randomized, double-masked, aflibercept controlled Identical non-inferiority trials vs. on-label aflibercept First patients dosed in both trials in February 2026; full enrollment expected 2H 2026 Key Elements of Phase 3 Trial Design: Informed by positive Phase 2 VERONA trial Aligned with the FDA and EMA on the pivotal program; established non-inferiority regulatory path Leverages existing clinical trial infrastructure from LUGANO/LUCIA High physician enthusiasm observed With ~240 patients each, trials are meaningfully smaller than wet AMD program, enabling efficient execution and path to market & AMD, age-related macular degeneration; DME, diabetic macular edema; FPI, first patient in

Phase 3 Pivotal Trials in DME: Designed to Evaluate Non-Inferiority of DURAVYU vs On-Label Aflibercept Control

COMO & CAPRI



Primary endpoint
Blend W52 & W56
DURAVYU dosing
DURAVYU dosing
DURAVYU dosing
D1
W4
W8
W12
W16[1]
W20
W24
W28
W32
W36
W40
W44
W48
W52
W56
W60 to W68
W72
W76 to W84
W88 EOS
DURAVYU 2.7 mg
Aflibercept 2 mg q8W
~240 patients per trial
R 1:1
Supplemental anti-VEGF per prespecified criteria (all arms)[1]
DURAVYU dosing + aflibercept
Aflibercept + sham injection for masking
DURAVYU dosing
Sham injection for masking
Scheduled aflibercept
Scheduled visit
Continued sham or aflibercept q8W

Primary endpoint	Difference in mean change in BCVA from Day 1 to W52 and W56 (blended) vs aflibercept control
Secondary endpoints	• Safety • Reduction in treatment burden (superiority vs on-label aflibercept) • Percent of eyes supplement-free • Anatomical stability

DURAVYU dosing consists of 2 inserts delivered in a single injection. 1. Criteria for supplemental injection assessed starting after Week 16 and at every subsequent visit.
D, day; W, week. EOS, end of study; q8W, every 8 weeks; R, randomization; DME, diabetic macular edema; BCVA, best-corrected visual acuity

© 2026 EyePoint. All Rights Reserved.

EyePoint

21

Single DURAVYU 2.7mg Treatment Demonstrated Meaningful Vision and Anatomical Improvement as Early as Week 4 BCVA, best-corrected visual acuity; CST, central subfield thickness; ETDRS, Early Treatment Diabetic Retinopathy Study;. VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file. Mean Change in BCVA vs Aflibercept +7.1 +7.3 −75.9 um −43.7 um Mean Change in CST vs Aflibercept DURAVYU 2.7mg -32.2 µm Single dose on Day 1 BCVA Change from Baseline CST Change from Baseline DURAVYU 2.7mg -0.2 letters +10.1* DURAVYU 2.7mg +2.8 letters* *Data excludes one outlier patient. Outlier patient was removed from analysis because the patient missed multiple visits including the Week 20 visit resulting in vision loss of >20 letters at the Week 24 visit. Change in ETRDS letters

DURAVYU 2.7mg in Supplement-Free Eyes Achieved Similar BCVA as Anti-VEGF + Anti-IL-6 Dosed Monthly

BCVA: VERONA DME results superimposed on BARDENAS Phase 2 Trial of anti-IL6 (vamikibart)



BARDENAS: Q4W dosing
BCVA mean change from baseline, ETDRS letters
15
10
5
0
-5
Day 1
Wk 4
Wk 8
Wk 12
Wk 16
Wk 20
Wk 24
VERONA
VERONA Study End
Single DURAVYU dose + aflibercept 2 mg on Day 1

Comparable VA with:

Two Injections	Twelve Injections
DURAVYU 2.7 mg single dose + aflibercept 2 mg single dose in VERONA	Vamikibart 1.0 mg Q4W + ranibizumab 0.5 mg Q4W in BARDENAS

BARDENAS
- Vamikibart 1.0 mg + ranibizumab 0.5 mg Q4W
- Ranibizumab 0.5 mg Q4W

VERONA (Supplemental-free subgroup)
- DURAVYU 2.7 mg, single dose (n=7/11)

BARDENAS Phase 2 clinical trial results adapted from Roche's Pharma Day presentation, September 22, 2025 [Available Online]. Data depicted represent adjusted mean change from baseline in BCVA with 95% confidence intervals. Data points are slightly offset to distinguish error bars. Primary endpoint at Week 44/48, averaged. In VERONA, supplement-free is defined as patients who did not receive a supplement at any point during the study. VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file.
BCVA, best-corrected visual acuity; ETDRS, Early Treatment Diabetic Retinopathy Study; Q4W, every 4 weeks; VA, visual acuity; Wk, week.

© 2026 EyePoint. All Rights Reserved.

23

Dose-Dependent Reduction in Macular Leakage Area with a Single DURAVYU Injection in DME

Macular leakage is a biomarker of vascular instability in DME

Vascular Leakage Area Change from Baseline to Week 24[1]


DURAVYU 1.3 mg
n = 10
DURAVYU 2.7 mg
n = 11
Aflibercept 2.0 mg
n = 6
0
-1
-2
-3
-4
Mean change from baseline to Week 24, mm²
-2.02 mm²
-3.14mm²
-0.66 mm²

Case: DURAVYU 2.7 mg Treatment


Baseline
Week 24

Marked reduction in leakage area at Week 24 after a single DURAVYU 2.7 mg dose and no supplementation

1. Change from baseline in vascular leakage (mm2) in the macula and in the total retinal area. Full analysis set. DME, diabetic macular edema.
VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file.

© 2026 EyePoint. All Rights Reserved.

EyePoint

24

Continued Drying at Week 24 with Improved BCVA After a Single DURAVYU 2.7mg Dose and No Supplementation BCVA, best-corrected visual acuity; CST, central subfield thickness; D, day; VA, visual acuity; VEGF, vascular endothelial growth factor. VERONA Clinicaltrials.gov Identifier: NCT06099184. Data on file. Week 4 BCVA: 74 letters CST: 360 µm Week 16 BCVA: 80 letters CST: 316 µm Week 24 BCVA: 80 letters CST: 334 µm Anti-VEGF Injections Before and After Treatment Aflibercept + DURAVYU 2.7 mg Months Washout Day 1 2 1 4 5 6 3 -1 -3 -2 -5 -4 -7 -6 -8 -10 -9 -12 -11 Bevacizumab No injection Supplemental injection Faricimab Last Visit Aflibercept + DURAVYU Patient presented with fluid at Screening and Day 1 Fluid dried after a single dose of DURAVYU Vision improved by +8 letters Screening (D−14) BCVA: 72 letters CST: 336 µm DURAVYU Scheduled aflibercept Supplemental aflibercept BCVA: 73 letters CST: 437 µm Day 1

DURAVYU™: Potential to be the First and Best in Class TKI in Largest Retinal Indications Only DURAVYU features a novel, multi-MOA with 6-month durability Robust Phase 1 and 2 efficacy data across wet AMD and DME Favorable safety and tolerability with no safety signals across four clinical trials Topline data for LUGANO/LUCIA Phase 3 trials in wet AMD expected mid-2026 Phase 3 DME program underway, with full enrollment expected in 2H 2026

Investor Presentation March 2026